AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 29, 2005
SECURITIES ACT FILE NO. 33-12213
INVESTMENT COMPANY ACT FILE NO. 811-05037

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 246	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 247	[X]

(Check Appropriate Box or Boxes)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)
(414) 765-5344
Registrant's Telephone Number, Including Area Code

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and Address of Agent for Service)

WITH A COPY TO:

Julia Allecta
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor.
San Francisco, CA 94105-0441

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b).
[X]	on December 29, 2005 pursuant to paragraph (b).
[ ]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on (date) pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

December 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

PORTFOLIO 21

Portfolio 21 is a global growth stock mutual fund. The Portfolio seeks to provide investors with long-term growth of capital. Progressive Investment
Management Corporation (the “Advisor”) is the investment advisor to the Portfolio.

Table of Contents

AN OVERVIEW OF THE PORTFOLIO	3
PERFORMANCE	5
FEES AND EXPENSES	6
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	7
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO	9
PORTFOLIO HOLDINGS INFORMATION	10
INVESTMENT ADVISOR	11
SHAREHOLDER INFORMATION	12
TOOLS TO COMBAT FREQUENT TRANSACTIONS	19
PRICING OF PORTFOLIO SHARES	20
DIVIDENDS AND DISTRIBUTIONS	20
TAX CONSEQUENCES	21
RULE 12B-1 FEES AND SERVICE FEES-PAYMENTS TO THIRD PARTIES	21
FINANCIAL HIGHLIGHTS	22
PRIVACY NOTICE	Inside Back Cover

PORTFOLIO 21

AN OVERVIEW OF THE PORTFOLIO

WHAT IS THE PORTFOLIO’S GOAL?	Portfolio 21 (the “Portfolio”) is a global growth equity fund. The Portfolio seeks long-term growth of capital.

WHAT ARE THE PORTFOLIO’S PRINCIPAL INVESTMENT STRATEGIES?
The Portfolio primarily invests in common stocks of domestic and foreign companies of any size market capitalization that satisfy certain environmental responsibility criteria. Such companies must also exhibit certain financial characteristics that indicate positive prospects for long-term earnings growth. Portfolio 21 refers to the 21st century and the forward thinking that will be required to sustain us in this century. In selecting investments the Advisor concentrates on those companies that have made a commitment to environmental sustainability and have demonstrated this commitment through their business strategies, practices and investments. The Advisor employs a “bottom-up” approach to stock selection.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?
There is the risk that you could lose money on your investment in the Portfolio. The following are the principal risks that could affect the value of your investment:

•  The stock market goes down.
•  Interest rates go up, which can result in a decline in the equity market.
•  Growth stocks fall out-of-favor with the stock market.
•  Stocks held by the Portfolio may not increase their earnings at the rate anticipated.
•  Securities of small- and medium-size capitalization companies involve greater risk than investing in larger- capitalization companies.
•  Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial   reporting standards and less-strict regulation of securities markets. Foreign securities markets may also be less liquid and more volatile than domestic markets, which may result in delays in settling securities transactions.
•  The Portfolio’s environmental policy could cause it to make or avoid investments that could result in the Portfolio under-performing similar funds  that do not have an environmental policy.

PORTFOLIO 21

WHO MAY WANT TO INVEST IN THE PORTFOLIO?
The Portfolio may be appropriate for investors who:

•  Want an equity investment in companies that are environmentally responsible;
•  Are pursuing a long-term goal such as retirement;
•  Want to add an investment with growth potential to diversify their investment portfolio;
•  Are willing to accept higher short-term risk along with higher potential for long-term growth.

The Portfolio may not be appropriate for investors who:

• Need regular income or stability of principal or • Are pursuing a short-term goal.

PORTFOLIO 21

PERFORMANCE

The following performance information indicates some of the risks of investing in the Portfolio. The bar chart below illustrates how the Portfolio’s total return has varied from year to year. The table below illustrates the Portfolio’s average annual return over time compared with a domestic broad-based market index, as well as an index that measures a number of global markets. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Calendar Year Total Return*

* The Portfolio’s year-to-date return as of the most recent calendar quarter ended 9/30/05 was 1.41%.

During the period shown in the bar chart, the Portfolio’s highest quarterly return was 16.67% for the quarter ended December 31, 2001, and the lowest quarterly return was (20.69)% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 2004

			Since Inception
	1 Year	5 Years	(9/30/99)
Portfolio 21
Return Before Taxes	15.87%	2.40%	4.09%
Return After Taxes on Distributions(1)	15.80%	2.35%	4.04%
Return After Taxes on Distributions and Sale of Portfolio Shares(1), (2)	10.41%	2.04%	3.50%
S&P 500 Index(3)	10.88%	(2.30)%	0.42%
MSCI World Index(4)	15.25%	(2.05)%	1.02%
________________________
(1) After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

PORTFOLIO 21

(2) The “Return After Taxes on Distributions and Sale of Portfolio shares” may be higher than other return figures because when a capital loss occurs upon redemption of Portfolio shares, a tax deduction is provided that benefits the investor.
(3) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.
(4) The MSCI World Index measures performance for a diverse range of developed country global stock markets, including, among other markets, the United States, Canada, Europe, Australia, New Zealand and markets in the Far East. The figures above reflect no deduction for fees, expenses or taxes and do not include reinvested dividends.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2005.

Shareholder Fees(1) (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee(2)	2.00%

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fee	1.00%
Distribution and Service (12b-1) Fee	0.25%
Other Expenses(3)	0.44%
Total Annual Portfolio Operating Expenses	1.69%
Less: Fee Reduction and/or Expense Reimbursement	-0.19%
Net Annual Portfolio Operating Expenses(4)	1.50%

Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Portfolio’s operating expenses remain the same. The Example figures were calculated using net operating expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	$ 153
Three Years	$ 474
Five Years	$ 818
Ten Years	$1,791

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(1) Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by the Portfolio’s Transfer Agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Transfer Agent.
(2) You will pay a redemption fee of 2.00% on the value of shares you redeem that are held for less than two months. This fee will not be imposed on Portfolio shares acquired through the reinvestment of dividends or other distributions. The fee is payable to the Portfolio and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
(3) Other expenses include custodian, transfer agency and other customary Portfolio expenses.
(4) The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Portfolio to ensure that the Portfolio’s Total Portfolio Annual Operating Expenses will not exceed 1.50% excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, for at least ten years and for an indefinite period thereafter. The Trustees may terminate this expense reimbursement arrangement at any time. The Advisor may request a reimbursement of any reduction in advisory fees or payment of expenses made by the Advisor within three years following the year to which the reduction or payment relates if the Fund’s expenses are less than the above limit agreed to by the Fund. Any such reimbursement is subject to prior Board of Trustees review and approval.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Portfolio’s investment goal is long-term growth of capital. The Portfolio is a global growth equity fund.

The Portfolio seeks to achieve its investment goal by investing primarily in the securities of issuers in established markets, selecting stocks for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio may invest in domestic as well as foreign securities, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”). ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. EDRs have the same qualities as ADRs, except that they may be traded in European trading markets.

When choosing foreign securities, the Portfolio may consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Portfolio may restrict its investments in foreign securities, although under normal market circumstances, typically at least 50% to 60% of the Portfolio’s investments will be in foreign securities, either directly or through depositary receipts.

The Portfolio concentrates its investments in companies that have made a commitment to environmental sustainability and have demonstrated this commitment through their business strategies, practices and investments. The Advisor believes the essence of environmental sustainability is the acknowledgment of the limits of nature and society’s dependence on nature. The Advisor’s investment perspective recognizes the fundamental challenge we face: meeting human needs without undermining nature’s ability to support our economy in the future. Some of these companies are changing the landscape of the industry they are in or are forcing others in their industry to catch up. Others have product lines that are ecologically superior to their competition. Still others are developing vitally needed technologies that will provide cleaner energy sources for the future.

PORTFOLIO 21

Companies selected for consideration must display some or all of the following qualities:

•	corporate leadership that has made an explicit commitment to sustainable practices and has allocated significant resources to achieve these goals;
•	earnings improvements that are derived from the efficient use and reuse of resources;
•	ecologically superior product lines;
•	investments in renewable energy;
•	innovative transportation and distribution strategies; and/or
•	fair and efficient use of resources with respect to meeting human needs.

The Advisor focuses on individual companies that meet the Portfolio’s environmental sustainability criteria. The Advisor then considers the company’s standing relative to its competition in such areas as the ecological impact of its products and services, investments in sustainable technologies and processes, resource efficiency, waste and pollution intensity and environmental management. Companies that meet these criteria are investigated further through a review of their financial and environmental statements, third-party research and personal contact with company representatives.

In addition to the environmental sustainability criteria, a company selected for the Portfolio must exhibit certain financial characteristics that indicate positive prospects for long-term earnings growth. These include some or all of the following:

•	rising trends in revenues and earnings;
•	a sound balance sheet;
•	increasing profit margins; and/or
•	evolving product lines.

The actual selection process is a bottom-up approach. This means that the Advisor concentrates on the specific characteristics of each company and then qualifies the company using financial and environmental criteria appropriate to its relevant industry group.

On an ongoing basis, all companies are reviewed to confirm their continued commitment to sustainability. Decisions to sell a security will be made when one or both of the following occurs:

•	The company no longer meets the environmental sustainability criteria; and/or
•	The company no longer meets minimum financial standards.

In keeping with its investment approach, the Advisor does not anticipate frequent buying and selling of securities. This means that the Portfolio should have a low rate of portfolio turnover and the potential to be a tax-efficient investment. This should result in the realization and distribution to shareholders of lower capital gains, which would be considered tax efficient. The anticipated lack of frequent trading also leads to lower transaction costs, which could help to improve performance.

PORTFOLIO 21

Under normal market conditions, the Portfolio will stay fully invested in stocks according to the Portfolio’s principal investment strategies as noted above. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and short-term debt securities and money market instruments in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objective. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio that may adversely affect the Portfolio’s net asset value or total return have previously been summarized under “Principal Risks of Investing in the Portfolio.” These risks are discussed in more detail below.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Small- and Medium-Size Companies Risk. Investing in securities of small- and medium-size companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity, and their prices may be more volatile.

Foreign Securities Risk. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. The Portfolio may be subject to some of the following risks when investing in foreign securities:

•  Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Portfolio’s net asset value is denominated in U.S. Dollars. The exchange rate between the U.S. Dollar and most foreign currencies fluctuates; therefore, the net asset value of the Portfolio will be affected by a change in the exchange rate between the U.S. Dollar and the currencies in which the Portfolio’s stocks are denominated. The Portfolio may also incur transaction costs associated with exchanging foreign currencies into U.S. Dollars.

•  Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

•  Market Concentration. Many foreign stock markets are more concentrated than the U.S. stock market since a smaller number of companies make up a larger percentage of the market. Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign stock market than performance of a single company or group of companies would have on the U.S. stock market.

PORTFOLIO 21

•  Expropriation Risk. Foreign governments may expropriate the Portfolio’s investments either directly by restricting the Portfolio’s ability to sell a security or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Portfolio’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Portfolio to pursue and collect a legal judgment against a foreign government.

•  Emerging Markets Risk. The Portfolio may invest in issuers located in emerging markets, which are the markets of countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Some additional risks include: (1) economic and political instability; (2) less publicly available information; (3) less strict auditing, accounting and financial reporting requirements; (4) less governmental supervision and regulation of securities markets; (5) higher transaction costs; and (6) greater possibility of not being able to sell securities on a timely basis.

Environmental Sustainability Policy Risk. The Portfolio’s environmental sustainability policy could cause it to under-perform compared to similar funds that do not have such a policy. Among the reasons for this are (a) growth stocks that meet the Portfolio’s environmental sustainability criteria could under-perform those stocks that do not meet this criteria; and (b) a company’s environmental policies could cause the Portfolio to sell or not purchase stocks that subsequently perform well.

PORTFOLIO HOLDINGS INFORMATION

The Portfolio’s portfolio holdings are disclosed quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to Portfolio shareholders, and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by contacting the Portfolio, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (866)-209-1962. In addition, the Portfolio discloses its calendar quarter end holdings and certain other portfolio characteristics on the Portfolio’s website at www.portfolio21.com within 10 calendar days after the calendar quarter end. The calendar quarter-end holdings for the Portfolio will remain posted on the website at least until the date of the next required regulatory filing with the Securities and Exchange Commission (the “SEC”). Portfolio holdings information posted on the Portfolio’s website may be separately provided to any person commencing the day after it is first published on the website. A more detailed description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio holdings is available in the Portfolio’s Statement of Additional Information (“SAI”) and on the Portfolio’s website.

PORTFOLIO 21

INVESTMENT ADVISOR

Progressive Investment Management Corporation, the Portfolio’s investment adviser, is located at 721 N.W. Ninth Avenue, Suite 250, Portland, OR 97209. The Advisor, which was incorporated in 1987, provides socially responsible investment management services to individual and institutional investors and managed assets of approximately $223 million as of November 30, 2005. The Advisor provides advice on buying and selling securities. The Advisor also furnishes the Portfolio with office space and certain administrative services and provides most of the personnel needed by the Portfolio. For its services, the Portfolio pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended August 31, 2005, the Advisor received advisory fees of 0.81% of the Portfolio’s average daily net assets, net of waiver.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Advisor is available in the Annual Report to shareholders for the fiscal year ended August 31, 2005.

Portfolio Managers

The Portfolio is managed by a committee of investment professionals associated with the Advisor.

Tony S. Tursich, CFA has been a Portfolio Manager with the Advisor for 8 years, and is jointly and primarily responsible for day-to-day management of the Portfolio. He has over nine years of experience in the securities industry. Mr. Tursich received his Bachelor’s degree from Montana State University and a Master of Science in Business Administration from Portland State University. He has studied European business at Ecole Superieure de Commerce Marseille-Provence in France and has earned the Chartered Financial Analyst designation. Mr. Tursich is a member of the Association for Investment Management and Research and the Portland Society of Financial Analysts.

Mr. James Madden, CFA, has been a Portfolio Manager with the Advisor for 14 years and is jointly and primarily responsible for day-to-day management of the Portfolio. Jim has developed and manages the Advisor’s shareholder activism program, an essential element of the Advisor’s social and environmental investment approach. He received his Bachelor’s degree and Master of Science in Business Administration from University of Wisconsin. Jim has earned the Chartered Financial Analyst designation. Mr. Madden is a member of the Association for Investment Management and Research and the Portland Society of Financial Analysts.

The Portfolio’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolio.

PORTFOLIO 21

Portfolio Expenses

The Portfolio is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Portfolio to ensure that the Portfolio’s aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 1.50% of the Portfolio’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Portfolio if requested by the Advisor within the three fiscal years following the year in which the advisor reduced its fees and/or paid Portfolio expenses. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Portfolio expenses. Any such reimbursement will be reviewed and approved by the Trustees. The Portfolio must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

SHAREHOLDER INFORMATION

How to Buy Shares

There are several ways to purchase shares of the Portfolio. An Account Application, which accompanies this Prospectus, is used if you send money directly to the Portfolio by mail or by wire. If you have questions about how to invest according to the instructions below, or about how to complete the Account Application, please call 1-877-351-4115 Ext. 21. You may also buy shares of the Portfolio through your financial representative. After your account is open, you may add to it at any time.

Shares of the Portfolio are purchased or redeemed at their NAV per share next calculated after your purchase order and payment or redemption order is received by the Portfolio, less any applicable redemption fees. The Portfolio has authorized one or more financial institutions to receive on its behalf purchase and redemption orders. If you place an order for Portfolio shares through an authorized financial institution, the Portfolio will be deemed to have received a purchase or redemption order when the authorized financial institution receives the order. The financial institution must send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s instructions. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial institution will be held liable for any resulting fees or losses. For more information about your financial institution’s rules and procedures and whether your financial institution has been authorized by the Portfolio to receive purchase and redemption orders on its behalf, you should contact your financial institution directly.

The Portfolio reserves the right to reject any purchase in whole or in part. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large it would disrupt the management of the Portfolio. Purchases may also be rejected from persons believed by the Portfolio to be “market timers.”

You may buy and sell shares of the Portfolio through certain brokers (and their agents) that have made arrangements with the Portfolio to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Portfolio’s Transfer Agent, and you will pay or receive the next price calculated by the Portfolio. The broker (or agent) may hold your shares in an omnibus account in the broker’s (or agent’s) name, and, in this case, the broker (or agent) would maintain your individual ownership records. The Portfolio may pay the broker (or its agent) for maintaining these records as well as for providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Portfolio’s Prospectus.

PORTFOLIO 21

You may open a Portfolio account with a minimum investment of $5,000. Alternatively, you may open an account with a minimum initial investment of $1,000 if you enroll in the Portfolio’s automatic investment plan or if your account is a retirement or tax-deferred account. In each case, you may add to your account with $100 or more. The minimum investment requirements may be waived from time to time by the Portfolio.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Portfolio’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box may not be accepted. Please contact the Transfer Agent at 1-866-209-1962 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Portfolio also reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

All purchases by check must be in U.S. dollars. The Portfolio does not accept payment in cash or money orders. The Portfolio does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Portfolio does not accept third party checks, U.S. treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your check does not clear, your purchase will be cancelled. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Portfolio as a result. The Portfolio does not issue share certificates, and its shares are not registered for sale outside the United States.

PORTFOLIO 21

By Mail. If you are making your first investment in the Portfolio, simply complete the Account Application included with this Prospectus and mail or overnight deliver it with a check (made payable to “Portfolio 21”) to:

Regular Mail: Portfolio 21 c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery: Portfolio 21 c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Note: The Portfolio does not consider the U.S. Postal Service or other independent delivery services to be its agents.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it, together with a check made payable to “Portfolio 21,” using the envelope provided with your statement to the address noted above. Your account number should be written on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By wire. If you are making an initial investment in the Portfolio, before you wire funds, please contact the Transfer Agent by phone at 1-866-209-1962 to make arrangements with a customer service representative to submit your completed application via mail, overnight delivery or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number. You may then ask your bank to transmit immediately available funds by wire in the amount of your purchase to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA# 075000022
Credit: U.S. Bancorp Fund Services
Account Number: 112-952-137
Further Credit: Portfolio 21, Shareholder name and account number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent at 1-866-209-1962. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Portfolio.

Purchasing Shares Through a Broker-Dealer or Other Financial Intermediary. You can purchase shares of the Portfolio through any broker-dealer or other financial intermediary (sales agent) that has been authorized by the Portfolio. These sales agents are further authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolio’s behalf. A purchase order is deemed received by the Portfolio when an authorized sales agent, or, if applicable, a sales agent’s authorized designee, receives the request in good order. Please keep in mind that a sales agent may charge additional fees for its services. The sales agent is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Portfolio’s Prospectus.

PORTFOLIO 21

Automatic Investment Plan. You may make regular investments through automatic periodic deductions from your bank account. Under this plan, after your initial investment of at least $1,000, you authorize the Portfolio to withdraw from your account each month an amount that you wish to invest, which must be at least $100. The Portfolio is unable to debit or credit mutual fund, or pass-through accounts. Please contact your financial institution to determine if it participates in the Automated Clearing House System (ACH). If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. If you wish to invest on a periodic basis, when opening your Portfolio account complete the Automatic Investment Plan section of the Account Application and mail it to the Portfolio at the address listed above. Current shareholders may choose at any time to enroll in the Automatic Investment Plan by calling 1-877-351-4115 Ext. 21. The Portfolio may terminate or modify this privilege at any time, and you may terminate your participation at any time by notifying the Transfer Agent. Any change or termination should be submitted 5 days prior to the effective date. If you liquidate your account, your Automatic Investment Plan will be discontinued.

Retirement Plans. The Portfolio offers Individual Retirement Account (“IRA”) plans. You may obtain information about opening an IRA account by calling 1-877-351-4115 Ext. 21. If you wish to open another type of retirement plan, please contact your financial representative.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

How to Sell Shares

You may sell (redeem) your Portfolio shares either directly to the Portfolio or through your sales agent on any day the Portfolio and the NYSE are open for business. For more information about your financial institution’s rules and procedures and whether your financial institution has been authorized by the Portfolio to receive purchase and redemption orders on its behalf, you should contact your financial institution directly.

By Mail. You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Please call the Transfer Agent if you have questions. You should send your redemption request to:

Regular Mail: Portfolio 21 c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery: Portfolio 21 c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

PORTFOLIO 21

Signature Guarantee. To protect the Portfolio and its shareholders, a signature guarantee is required in the following situations:

•	If the ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If telephone redemption requests are added to an existing account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by the portfolio’s transfer Agent within the last 30 days; and/or
•	When adding or changing pre-designated bank information on an account; or
•	For all redemptions of $50,000 or more from any account.

Signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution.” These include banks, broker-dealers, savings institutions and, if they are so authorized, credit unions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Selling Shares Through a Broker-Dealer or Other Financial Intermediary. If your shares are held in the account of a sales agent (e.g., broker-dealer or other financial intermediary), your redemption order must be placed through the same sales agent. Check with your sales agent for redemption order requirements. Your sales agent may charge additional fees for its services.

By Telephone. If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at 1-866-209-1962 before the close of trading on the New York Stock Exchange (“NYSE”). This is normally 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day to the address that appears on the Transfer Agent’s records. In the case of redemptions requested for a specific dollar amount, fees will be deducted above and beyond redemption proceeds. In the case of redemptions of a specific number of shares, fees will be taken from the proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Portfolio and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Such persons may request that the shares in your account be redeemed. Redemption proceeds will be mailed to the address of record on your account or transferred to the bank account you have designated on your Account Application.

Before executing an instruction received by telephone, the Portfolio and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Portfolio and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine, which includes any fraudulent or unauthorized request. The Portfolio may change, modify or terminate these privileges at any time upon at least 60 days’ notice to shareholders. You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-866-209-1962 for instructions.

PORTFOLIO 21

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of Redemption Proceeds. You may redeem your Portfolio shares at a price equal to the NAV next determined after the Portfolio’s transfer agent or authorized financial institution receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Portfolio before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day. Redemption proceeds, less any applicable redemption or other fees, may be sent to the address of record, wired to your pre-determined bank account, or sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. In all cases, proceeds will be processed within seven calendar days after the Portfolio receives your redemption request. If you did not purchase your shares with a wire, the Portfolio may delay payment of your redemption proceeds for 15 days from the date of purchase or until your check has cleared, whichever occurs first.

Payment of your redemption proceeds. You may redeem the Portfolio’s shares at a price equal to the NAV next determined after the Portfolio’s transfer agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Portfolio before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern time) will usually be wired to the bank you indicate or mailed on the following day to the address of record. In all cases, proceeds will be processed within seven calendar days and wired or mailed to you after the Portfolio receives your redemption request. If you did not purchase your shares with a wire, the Portfolio may delay payment of your redemption proceeds for 15 days from the date of purchase or until your check has cleared, whichever occurs first.

Furthermore, there are certain times when you may be unable to sell the Portfolio shares or receive proceeds. Specifically, the Portfolio may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Portfolio’s shareholders.

No redemption request will become effective until all necessary documents have been received, in proper form, by the Transfer Agent. Shareholders should contact the Portfolio’s Transfer Agent for further information concerning documentation required for a redemption of Portfolio shares.

PORTFOLIO 21

The Portfolio may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Portfolio makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Portfolio takes any action.

Systematic Withdrawal Program. As another convenience, you may redeem your Portfolio shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Portfolio will send you a check or deposit proceeds directly into your bank account via electronic funds transfer through the ACH network. The minimum payment amount under the Systematic Withdrawal Program is $100. You may choose to receive proceeds each month or calendar quarter. Your Portfolio account must have a value of at least $10,000 in order to participate in this Program. You may establish this feature by completing the appropriate section of the Account Application. This program may be terminated at any time by the Portfolio. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent at:

Portfolio 21
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

A withdrawal under the Systematic Withdrawal Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, your account may ultimately be depleted.

Short-term Trading. The Portfolio is intended for long-term investors. Short-term “market timers” who engage in frequent purchases and redemptions can disrupt the Portfolio’s investment strategies and objectives and create additional transaction costs that are borne by all shareholders. For these reasons, the Portfolio will assess a 2.00% fee on certain redemptions for shares purchased and held for less than 2 months. The Portfolio uses a First In, First Out (“FIFO”) method to calculate the holding period, which means that if you buy shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. This fee will be paid to the Portfolio to help offset transaction costs and administrative expenses. This fee will not be imposed on Portfolio shares acquired through the reinvestment of dividends or other distributions and may not be applicable to an account of a qualified retirement plan (such as a 401(k) plan) or qualified accounts held by certain intermediaries. The Portfolio reserves the right, at its discretion, to lower or waive the amount of this fee. While the Portfolio makes every effort to collect redemption fees, the Portfolio may not always be able to track short term trading effected through financial intermediaries. In addition, the Portfolio reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

Redemption in Kind. The Portfolio generally will pay sale proceeds in cash. However, in certain situations that make the payment of cash imprudent (to protect the Portfolio’s remaining shareholders) the Portfolio has the right to pay all or a portion of your redemption proceeds in readily marketable securities with a market value equal to the redemption price. In the unlikely circumstance your shares were redeemed in kind, you would be responsible to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption, and you would bear any market risks associated with such securities until they are converted into cash.

PORTFOLIO 21

TOOLS TO COMBAT FREQUENT TRANSACTIONS

   The Portfolio is intended for long-term investors and does not accommodate frequent transactions. The Portfolio’s Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a fund’s investment program and create additional transaction costs that are borne by all of a fund’s shareholders. The Portfolio takes steps to reduce among other things, monitoring trading activity and using fair value pricing, as determined by the Portfolio’s Board of Trustees, when the Advisor determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Portfolio seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. Except as noted in the Prospectus, the Portfolio applies all restrictions uniformly in all applicable cases.

The Portfolio uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Portfolio in its sole discretion. To minimize harm to the Portfolio and its shareholders, the Portfolio reserves the right to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Portfolio shares is believed by the Advisor to be harmful to the Portfolio) and without prior notice. The Portfolio may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Portfolio performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Portfolio handles, there can be no assurance that the Portfolio’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Portfolio’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is severely limited because the Portfolio does not have access to the underlying shareholder account information. However, the Portfolio will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Portfolio’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

PORTFOLIO 21

PRICING OF PORTFOLIO SHARES

Shares of the Portfolio are sold at net asset value per share (“NAV”), which is determined by the Portfolio as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the NYSE is open for unrestricted business. The Portfolio’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Portfolio does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), although fair value determinations may be made as described below if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests made in accordance with the requirements of this Prospectus. The NAV is determined by dividing the value of the Portfolio securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Portfolio, including management, administration and other fees, which are accrued daily.

Where available, the Portfolio values its securities based on their market price. Occasionally, events affecting the value of foreign securities or other securities held by the Portfolio occur when regular trading on foreign exchanges is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board of Trustees. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Portfolio would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Portfolio may adjust its fair valuation procedures.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio will generally make distributions of dividends and capital gains, if any, at least annually, typically after year-end. The Portfolio will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31, but the Portfolio may make an additional payment of dividends or distributions if it deems it desirable at another time during the year.

All distributions will be reinvested in Portfolio shares unless you choose one of the following options: (1) to receive dividends in cash, while reinvesting capital gain distributions in additional Portfolio shares; or (2) to receive all distributions in cash. If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Portfolio reserves the right to reinvest the distribution check in your account at the Portfolio’s then current net asset value and to reinvest all subsequent distributions. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

PORTFOLIO 21

TAX CONSEQUENCES

The Portfolio intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Portfolio held the securities that generated the gains, not on how long you owned your Portfolio shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Portfolio shares.

By law, the Portfolio must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Portfolio to do so.

If you sell your Portfolio shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

RULE 12B-1 FEES AND SERVICE FEES-PAYMENTS TO THIRD PARTIES

The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). This rule allows the Portfolio to pay distribution fees for the sale and distribution of its shares and for services provided to shareholders. The Plan provides for the payment of a distribution and service at the annual rate of 0.25% of the Portfolio’s average daily net assets which are payable to the Advisor, as Distribution Coordinator. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment in Portfolio shares and may cost you more than paying other types of sales charges.

In addition to paying fees under the Plan, the Portfolio may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Portfolio or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Portfolio. Such payments and compensation are in addition to sales charges (including Rule 12b-1 fees) and service fees paid by the Portfolio. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Portfolio on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Portfolio’s shareholders. The Portfolio’s advisor may also pay cash compensation in the form of finder's fees that vary depending on the Portfolio and the dollar amount of the shares sold.

PORTFOLIO 21

FINANCIAL HIGHLIGHTS

This table shows the Portfolio’s financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. “Total return” shows how much your investment in the Portfolio would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm. Its report and the Portfolio’s financial statements are included in the Annual Report to shareholders for the fiscal year ended August 31, 2005, which is available upon request.

For a capital share outstanding throughout each year

	Year Ended August 31,

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$21.64	$19.47	$16.67	$19.52	$25.37

Income from investment operations:
Net investment income (loss)	0.18	0.08	0.02	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	3.77	2.13	2.79	(2.67)	(5.78)

Total from investment operations	3.95	2.21	2.81	(2.72)	(5.83)

Less distributions:
From net investment income	(0.10)	(0.04)	-	-	(0.02)
From net realized gain	-	-	(0.02)	(0.13)	-
Total distributions	(0.10)	(0.04)	(0.02)	(0.13)	(0.02)
Paid in capital from redemption fees (1)	-	-	0.01	-	-

Net asset value, end of year	$25.49	$21.64	$19.47	$16.67	$19.52

Total return	18.27%	11.36%	16.90%	(14.04)%	(23.01)%

Ratios/supplemental data:
Net assets, end of year (millions)	$88.4	$51.5	$22.5	$15.2	$8.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.69%	1.90%	2.17%	2.42%	3.11%
After fees waived and expenses absorbed	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.71%	0.02%	(0.52)%	(1.27)%	(1.87)%
After fees waived and expenses absorbed	0.90%	0.42%	0.15%	(0.35)%	(0.26)%

Portfolio turnover rate	0.78%	3.82%	9.82%	8.18%	5.31%

(1) Less than $0.01 per share for the years ended August 31, 2005 and August 31, 2004.

PORTFOLIO 21

PRIVACY NOTICE

The Portfolio collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Portfolio. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

PORTFOLIO 21

Investment Advisor
Progressive Investment Management Corporation
721 N.W. Ninth Avenue, Suite 250
Portland, Oregon 97209
(877) 351-4115 Ext. 21

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent, Fund Accountant & Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

PORTFOLIO 21

www.portfolio21.com

For investors who want more information about the Portfolio, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolio and is incorporated by reference into this Prospectus.

You can get free copies of shareholder reports and the SAI, request other information and discuss your questions about the Portfolio by contacting the Portfolio at:

Portfolio 21
721 N.W. Ninth Avenue
Suite 250
Portland, OR 97209
Telephone: 1-877-351-4115 Ext. 21
www.portfolio21.com

You can review and copy information including the Portfolio’s reports to shareholders and SAI at the Public Reference Room of the SEC in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Shareholder reports and other information about the Portfolio are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-0102, or
•	For a fee, by electronic request to the SEC at the following e-mail address: publicinfo@sec.gov.

 (The Trust’s SEC Investment Company Act
file number is 811-05037)

STATEMENT OF ADDITIONAL INFORMATION
Dated December 29, 2005

PORTFOLIO 21
a series of Professionally Managed Portfolios

721 N.W. Ninth Avenue, Suite 250
Portland, OR 97209
(877) 351-4115 Ext. 21
www.portfolio21.com

This Statement of Additional Information (“SAI”) is not a Prospectus and it should be read in conjunction with the Prospectus dated December 29, 2005, as may be revised, of Portfolio 21 (the “Portfolio”), a series of the Professionally Managed Portfolios (the “Trust”). Progressive Investment Management Corporation (the “Advisor”), is the investment advisor to the Portfolio. Copies of the Portfolio’s Prospectus are available by calling the above number.

The Portfolio’s financial statements for the fiscal year ended August 31, 2005 are incorporated herein by reference to the Portfolio’s Annual Report. A copy of the Annual Report may be obtained without charge by calling or writing the Portfolio as shown above.

TABLE OF CONTENTS

AN OVERVIEW OF THE PORTFOLIO	2
THE TRUST	9
INVESTMENT OBJECTIVE AND POLICIES	10
INVESTMENT RESTRICTIONS	16
DISTRIBUTIONS AND TAX INFORMATION	17
TRUSTEES AND EXECUTIVE OFFICERS	21
THE PORTFOLIO’S INVESTMENT ADVISOR	25
SERVICE PROVIDERS	27
RULE 12B-1 DISTRIBUTION PLAN	28
PORTFOLIO TRANSACTIONS AND BROKERAGE	29
REVENUE SHARING AGREEMENTS	30
PORTFOLIO TURNOVER	31
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	31
DETERMINATION OF NET ASSET VALUE	35
ANTI-MONEY LAUNDERING PROGRAM	37
PORTFOLIO HOLDINGS INFORMATION	37
PROXY VOTING POLICY	39
PERFORMANCE INFORMATION	39
GENERAL INFORMATION	40
FINANCIAL STATEMENTS	41
APPENDIX A	42
APPENDIX B	43

AN OVERVIEW OF THE PORTFOLIO

What is Portfolio 21?

The Portfolio is a no load mutual fund developed by the Advisor for individuals and institutions committed to investing in a sustainable future. Unlike a more traditionally screened investment program, the Portfolio concentrates on companies that have made a commitment to environmental sustainability and have demonstrated this commitment through their business strategies, practices and investments. Portfolio 21 refers to the 21st century and the forward thinking that will be required to sustain us in this century. We believe that companies using sustainability principles as a core part of their business strategies are positioned to prosper in the future and are more efficient and profitable today.

Why Portfolio 21?

Ecological pressures such as population, consumption and resource depletion are having a real and increasing effect on business and the world. The classic response of business has been to view environmental initiatives as harmful to the economy and the bottom line. However, a growing number of corporate leaders disagree.

Corporations must take a central role in creating a sustainable economy that does not undermine the productive capacity of nature. Many companies now recognize the enormous opportunity that exists to prosper by providing the products, services and technologies that are needed to create a sustainable society. These companies are developing cleaner energy sources, resource-efficient production methods, products that are designed to be reused and rebuilt, raw materials that are benign and processes that produce little or no waste. These companies are shaping a new economy that supports a healthy human balance with nature.

How is Portfolio 21 different from other socially responsible mutual funds?

There are several differences between the Portfolio and many of the other socially responsible mutual funds. While most socially responsible mutual funds use a broad range of social criteria, the Portfolio invests in companies that have taken affirmative steps toward incorporating environmental sustainability into their business strategies and activities. The goal is to identify companies that recognize the ecological crisis and are positioning themselves to benefit from a new approach to business.

The Portfolio uses environmental sustainability as the primary determinant for inclusion in the portfolio. We believe that the long-term viability of corporations depends on their ability to understand and implement a business model that is based on environmental sustainability.

Who are the people behind Portfolio 21?

A highly qualified team has been assembled to develop and manage the Portfolio. The following people are responsible for the management of the Portfolio at the fund’s investment advisor, Progressive Investment Management, in Portland, Oregon:

Leslie E. Christian, CFA
President

Leslie has more than 30 years of experience in the investment field including nine years in New York as a Director with Salomon Brothers Inc. She received her Bachelor’s degree from the University of Washington and her MBA in Finance from the University of California, Berkeley. Leslie serves on the Board of Directors of Plymouth Housing Group in Seattle.

Carsten Henningsen
Chairman

Carsten has more than 20 years of experience in socially and environmentally responsible investing and is considered a pioneer in the field. He is a graduate of Stichting Nijenrode, The Netherlands School of Business and the University of Puget Sound. He has served on the national board of directors of The Social Investment Forum, 1000 Friends of Oregon Foundation; the Ecotrust Council; and the City of Portland Sustainable Industries Committee.

James Madden, CFA
Senior Portfolio Manager

Jim has 14 years of experience in socially and environmentally responsible investing. He has led several shareholder resolutions with corporations and developed shareholder activism programs. He received his Bachelor’s degree and MBA from the University of Wisconsin. Jim has earned the Chartered Financial Analyst designation.

Anthony S. Tursich, CFA
Portfolio Manager

Tony has over nine years of experience in the securities industry. He received his Bachelor's degree from Montana State University and his MBA from Portland State University. Tony has studied European business at Ecole Superieure de Commerce Marseille-Provence in France and has earned the Chartered Financial Analyst designation.

Indigo Teiwes
Research Analyst

Indigo manages the Portfolio's environmental sustainability research program. She is a graduate of the University of Oregon's Lundquist College of Business and the Environmental Studies Program. Indigo has worked with the Sierra Club, the University of Oregon’s Sustainable Business Symposium, and the Oregon Natural Step Network. She is Chair of the Natural Capital Center's Energy Working Group and serves on the board of the Green House Network.

June Miller
Client Services Manager

June has more than 18 years of experience in client service and operations. She is responsible for handling Portfolio inquiries and requests for information. She also oversees shareholder services and coordinates with the Portfolio’s service providers.

The Portfolio is honored to have an Advisory Board composed of the following individuals who provide guidance and support. The Advisory Board serves in a support capacity only and the Advisor is responsible for all investment decisions for the Portfolio.

Spencer Beebe
President and Founder, Ecotrust

An Oregon native, Spencer has a lifetime commitment to wilderness and conservation and has devoted his professional career to building organizational capacity and exploring new strategies for conservation. He is President and Founder of Ecotrust, a Portland-based conservation organization which has joined forces with Shorebank Corporation, the nation’s oldest community development banking institution, to devise a development initiative that will foster conservation-based economic development in the coastal temperate rain forest. With ShoreBank, he has created Shorebank Pacific Corporation, the world's first bioregional bank holding company designed to finance sustainable development.

Susan Burns
Managing Director, Ecological Footprint Network (www.ecofoot.net)
Principal, Natural Strategies LLC

Susan is the Managing Director of the Ecological Footprint Network, a non-profit organization dedicated to promoting sustainability worldwide. Susan is also the co-founder of the pioneering sustainability consulting firm, Natural Strategies. She has over 19 years of consulting experience working with over 50 corporations and other organizations on a variety of sustainability-related issues including: business strategy, product design, consensus building, management systems, forest policy, and stakeholder communications. She is also expert in the application of The Natural Step (“TNS”) framework, having co-authored (with Paul Hawken and Steve Goldfinger) the TNS curriculum currently in use in the USA. Ms. Burns was formerly the Director of Training Services for ERM-West, a major international environmental consulting firm, where she developed training programs for numerous major corporations. She holds a degree in Environmental Engineering.

Catherine Gray
Executive Director, The Natural Step US

Catherine has served as Executive Director of The Natural Step US since September 1997. Catherine joined The Natural Step with more than 10 years of experience working with non-profit environmental organizations. For six years she worked with The Nature Conservancy fundraising, developing communications plans and establishing and directing a Nature Conservancy program in Russia. Most recently she served as Development Director and consultant for The Marine Mammal Center, helping to facilitate a complete organizational restructuring. After finishing this, she was elected to the board of directors of The Marine Mammal Center.

Magnus Huss
Secretary General, The Natural Step Sweden

Magnus has served as Secretary General of The Natural Step Sweden since 1997. He has been instrumental in developing an international network for the organization. His previous experience spans many aspects of environmental policy, including affiliations with the Swedish Ministry of Finance, Federation of Swedish Farmers, Waste Management Scandinavia, and Rang-Sells Miljokonsult (an environmental consulting firm).

L. Hunter Lovins
Director, Natural Capitalism Academy of Global Academy

Trained as a lawyer, Hunter co-founded the California Conservation Project (Tree People) and subsequently the Rocky Mountain Institute, at which she served as CEO until 2002. Hunter has lectured extensively in over 15 countries, including at the World Economic Forum at Davos, The International Symposium on Sustainable Development in Shanghai, and the Global Economic Forum in Washington D.C. Her areas of expertise include sustainable development, energy and resource policy, economic development, climate change, land management, fire rescue and emergency medicine. She has co-authored nine books and numerous papers, including the 1999 book, Natural Capitalism. She has held visiting chairs at Dartmouth College and the University of Colorado and has received several honorary doctorates. Lovins has consulted for scores of industries and governments worldwide. She shared a 1982 Mitchell Prize, a 1983 Right Livelihood Award (often called the “alternative Nobel Prize”), the 1993 Nissan Prize, and the 1999 Lindbergh Award. In 2000 she was named Time Magazine Hero of the Planet. In 2001 she received the Shingo Prize for Manufacturing Research and the Leadership in Business Award. She was also named one of four people from North America to serve as a delegate to the United Nations Prep conference for Europe and North America for the Earth Summit conference.

Ariane van Buren, PH.D
Senior Project Manager, Sustainable Governance Project, Coalition of Environmentally Responsible Economies (CERES)

Dr. van Buren is the Senior Project Manager for the Institutional Investor Program of CERES Sustainable Governance Project.  There she works with pension funds and endowments to assess their financial exposure to the risks from climate change embedded in their investment portfolios, their fiduciary responsibility and accountability to their constituents. Formerly at the Interfaith Center on Corporate Responsibility (ICCR), she directed shareholder environmental actions and dialogues with 100 corporations annually for 275 Protestant, Catholic, and Jewish institutional investors controlling $150 billion in assets, foundation endowments and other pension funds. She provided leadership on a broad range of environmental topics including: Fortune 500 company commitments to public environmental accountability and disclosure according to the CERES Principles; financial exposure of companies and shareholders to new risks created by the likelihood of climate change; and the safety and impact of genetically engineered food.    Dr. van Buren holds a double Bachelor of Arts (Magna cum laude) from Yale University and a doctorate in political economy from the University of Sussex (UK).

Mathis Wackernagel
Executive Director, Ecological Footprint Network (www.ecofoot.net)

Mathis Wackernagel is the Executive Director of the Ecological Footprint Network, a non-profit organization dedicated to promoting sustainability worldwide. Mathis is co-creator of the Ecological Footprint and a leading international authority on its use. Mathis has worked on sustainability issues for organizations in Europe, Latin America, North America and Australia. He has lectured for community groups, government agencies, NGOs and academic audiences at more than 100 universities on five continents. Mathis previously served as the director of the Sustainability Program at Redefining Progress in Oakland, California. He has authored or contributed to over two dozen academic articles and co-authored various books on sustainability, including Our Ecological Footprint: Reducing Human Impact on the Earth and Sharing Nature’s Interest. After earning a degree in Mechanical Engineering from the Swiss Federal Institute of Technology, he completed his Ph.D. in community and regional planning at The University of British Columbia in Vancouver, Canada. There he developed, under Professor William Rees, the “Ecological Footprint” as his doctoral dissertation.

What makes a company a candidate for investment?

Portfolio 21 invests in those companies that have shown exceptional and significant leadership in sustainable business practices. Some are changing the landscape of the industry they are in, forcing others in their industry to catch up. Others have product lines that are ecologically superior to their competition; in fact, many use ecological principles as a driver for new product design. Still others are developing vitally needed technologies that will provide cleaner energy sources for the future.

Portfolio 21 companies are chosen using a rigorous screening process. First, a company selected for consideration in the Portfolio must have corporate leadership that has made an explicit commitment to sustainable business practices and is allocating significant resources to achieve its goals. Next, through a detailed industry profile, we identify the most critical ecological impacts and issues the company and its industry face. Next, the company is scored against criteria tailored to its industry group and is compared with its competition in such areas as the ecological aspects of its product range, the lifecycle impacts of its products and services, its relationships with suppliers, investments in sustainable technologies and processes, leadership, resource efficiency and environmental management.

Companies considered for the Portfolio must be publicly traded and meet prudent financial requirements. Of particular interest is the composition of a company’s earnings. The Portfolio looks for earnings improvements that are derived from ecologically superior product lines, the efficient use and reuse of resources, investments in renewable energy, innovative transportation and distribution strategies, and the fair and efficient use of resources with respect to meeting human needs.

What are the financial criteria for selecting companies and how much risk is involved in an investment in the Portfolio have in compared to the S&P 500 Index?

The Portfolio is a global fund, meaning that a significant portion of its holdings may be non-US stocks. The Portfolio will normally include at least 50 or more stocks representing companies in the United States, Europe, Japan, Canada and Australia. Companies are added to the portfolio as they qualify.

In addition to the environmental sustainability criteria, a company selected for the Portfolio must exhibit certain financial characteristics that indicate positive prospects for long term earnings growth. These include some or all of the following: rising trends in revenues and earnings; a sound balance sheet; increasing profit margins; and evolving product lines. It is important that a company be financially positioned to take advantage of long term trends related to the shift from a resource-based economy to a knowledge-based economy. In this sense, there is a clear link between a company’s financial characteristics and outlook and its environmental sustainability.

Financial risk is composed of several factors: country and currency risk; industry risk; market capitalization; and specific company risk. The Advisor will seek to manage portfolio risk through prudent diversification and portfolio positions that are proportionate to a company’s market capitalization. The actual selection process is a bottom up approach, concentrating on the specific characteristics of each company and then qualifying the companies using financial and environmental criteria appropriate to their industry groups.

The Portfolio is not intended to reflect the exact composition of existing market indices such as the S&P 500. Due to the investment criteria specified above, the Portfolio may be relatively higher or lower weighted in particular industries than the current capital markets reflect. For example, based on our industry analysis, certain industries, due to their relatively low environmental impact, are more likely to perform well under the investment criteria of the Portfolio compared to other industries. In addition, certain industries have a higher composition of “sustainability leaders” than other industries. For these reasons, certain industries may be represented more heavily in the portfolio.

The approach is long-term, as is consistent with a sustainability approach. A result of this approach is that the Portfolio will have relatively low turnover, making it a potentially more efficient tax vehicle than funds with high turnover rates.

How does the Portfolio research companies?

The research process begins with a universe of approximately 2,000 publicly-traded companies, including the S&P 500, S&P 400, and non-US stocks traded as American Depositary Receipts (“ADRs”) on US exchanges. These companies are reviewed to identify those with an environmental commitment. To this list we add companies - both US and non-US - that have been recognized as leaders either by our board of advisors or other organizations. We then add companies that have participated in or sponsored environmental organizations, programs or events. In addition, we prepare a detailed analysis of each industry sector, which helps us identify leaders in each industry. Finally, an ongoing search of relevant web sites and publications identifies additional companies for analysis.

Through a series of evaluation steps, the portfolio managers narrow this master list to those companies that they believe may meet the sustainability criteria. These companies are investigated further through a review of their financial and environmental statements, third-party research, and personal contact with company representatives.

On an ongoing basis, all companies are reviewed to confirm their continued commitments to sustainability. The company either remains in the portfolio or is removed. Periodically, new companies are added as they qualify.

How does the Portfolio define sustainability?

Our definition of sustainability and its translation into detailed evaluation criteria have been informed by the considerable body of knowledge offered by our advisory board members and their organizations, including The Natural Step in the U.S. and Europe and Redefining Progress. To quote one of our advisory board members, Mathis Wackernagel, the co-author of the book Our Ecological Footprint: “Sustainability is securing people’s quality of life within the means of nature.”

Our definition of sustainability acknowledges the limits of nature and society’s dependence on nature. It recognizes the fundamental challenge we face: meeting human needs without undermining nature’s ability to support our economy into the future.

Our approach and criteria have been significantly informed by the work of The Natural Step*, which has articulated the underlying principles necessary for a sustainable society. These principles have allowed us to translate the general concept of sustainability into specific criteria. These criteria assist us in identifying the concrete actions we are seeking in companies based on the impact of their industries as a whole.

Is the Portfolio a no-load mutual fund?

Yes, the Portfolio is a no-load mutual fund. This means that the Portfolio does not charge any sales loads other than an annual 12b-1 fee of 0.25% of the Portfolio’s average daily net assets. In addition, the Advisor has contractually agreed to reduce its fees and/or pay expenses of the Portfolio to ensure that the Portfolio’s aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 1.50% of the Portfolio’s average daily net assets. Of course, like all mutual funds, the Portfolio pays the expenses of its ongoing operations.

There can be no guarantee that the Portfolio will achieve its objectives or that its focus on environmental sustainability factors will result in better performance than other mutual funds.

THE TRUST

The Trust is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series that represent separate investment portfolios. This SAI relates only to the Portfolio. Progressive Investment Management Corporation, the Advisor, is the Portfolio’s investment advisor.

*  The Natural Step (TNS) is an international network of nonprofit educational organizations working to accelerate the movement toward a sustainable society. The Natural Step was founded in 1989 by Dr. Karl-Henrik Robert, one of Sweden’s leading cancer researchers. TNS provides a planning framework that is grounded in natural science and serves as a guide for businesses, communities, academia, government entities, and individuals undertaking the path of sustainable development

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Portfolio. The Prospectus of the Portfolio and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Portfolio is to seek to provide investors with long-term growth of capital. The Portfolio primarily invests in common stocks of domestic and foreign companies that satisfy certain environmental sustainability criteria. There is no assurance that the Portfolio will achieve its objective. The Portfolio is diversified. Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the mutual fund purchases a security. If the Portfolio purchases a security and holds it for a period of time, the security may become a larger percentage of the Portfolio’s total assets due to movements in the financial markets. If the market affects several securities held by the Portfolio, the Portfolio may have a greater percentage of its assets invested in securities of fewer issuers. The Portfolio would then be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Portfolio qualifying as a diversified mutual fund under applicable federal laws.

In addition to the risks associated with particular types of securities, which are discussed below, the Portfolio is subject to general market risks. The Portfolio invests primarily in common stocks. The market risks associated with stocks include the possibility that the entire market for common stocks could suffer a decline in price over a short or even an extended period. This could affect the net asset value of your Portfolio shares.

Equity Securities. The equity securities in which the Portfolio invests generally consist of common stock and securities convertible into or exchangeable for common stock. The securities in which the Portfolio invests are expected to be either listed on an exchange or traded in an over-the-counter (“OTC”) market.

To the extent the Portfolio invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies. Such companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Portfolio. As a result, the performance of small- and medium-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Portfolio.

Investment Company Securities. The Portfolio may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with management of daily cash positions. The Portfolio currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio, or its affiliated persons, as a whole. In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio and its shareholders will also bear the pro rata portion of each other investment company’s advisory and operational expenses.

Foreign Investments and Currencies. The Portfolio will invest in securities of foreign issuers that are not publicly traded in the United States. The Portfolio may also invest in ADRs and European Depositary Receipts (“EDRs”), foreign securities traded on a national securities market, and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below).

Depositary Receipts. The Portfolio may invest its assets in securities of foreign issuers in the form of depositary receipts, such as ADRs and EDRs, which are securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, while EDRs are European receipts evidencing similar arrangements. For purposes of the Portfolio’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Portfolio may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio’s assets denominated in that currency. Such changes will also affect the Portfolio’s income. The value of the Portfolio’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Advisor expects that many foreign securities in which the Portfolio invests will be purchased in OTC markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing, they usually have substantially less volume than U.S. markets, and the Portfolio’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment or securities, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of the Portfolio’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Portfolio shareholders.

Costs. To the extent that the Portfolio invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which the Portfolio may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Portfolio’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Portfolio will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Advisor’s assessment of prevailing market, economic and other conditions.

Forward Currency Contracts. The Portfolio may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency one or more days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. For example, the Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Illiquid Securities. The Portfolio may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Portfolio’s portfolio, under the supervision of the Board of Trustees (the “Board”), to ensure compliance with the Portfolio’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Portfolio might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Portfolio might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. [PH Comment to Advisor: Is it the Portfolio’s policy to do so in 7 days?)

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Board may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Repurchase Agreements. The Portfolio may enter into repurchase agreements. For purposes of the Investment Company Act of 1940 (the “1940 Act”), a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the U.S. Government security subject to the repurchase agreement. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Portfolio will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including such repurchase agreements.

Because a repurchase agreement is deemed to be a loan under the 1940 Act, it is not clear whether a court would consider the U.S. Government security acquired by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan, and the Portfolio has not perfected a security interest in the U.S. Government security, the Portfolio may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Short-Term Investments

The Portfolio may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Portfolio may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions that, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Portfolio also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Portfolio may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by companies. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

INVESTMENT RESTRICTIONS

The Portfolio has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Portfolio which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Portfolio represented at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio.

The Portfolio may not:

(1) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

(2) Borrow money, except for temporary or emergency purposes. Any such borrowings will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

(3) Mortgage, pledge or hypothecate any of its assets except in connection with any borrowings and only with respect to 33 1/3% of its assets.

(4) Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (This restriction does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

(5) Purchase real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Portfolio in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

(6) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (a) making any permitted borrowings, mortgages or pledges or (b) entering into options, futures or repurchase transactions.

(7) Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

The Portfolio observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Portfolio may not:

(9) Invest in any issuer for purposes of exercising control or management.

(10) Invest in securities of other investment companies except as permitted under the 1940 Act.

(11) Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

(12) With respect to fundamental investment restriction (2) above, the Portfolio will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends of net investment income and distributions of net profits from the sale of securities are generally made annually, as described in the Prospectus. Also, the Portfolio expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Portfolio is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Portfolio will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Portfolio intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Portfolio’s policy is to distribute to shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with such distribution requirements of the Code, so that the Portfolio will not be subject to any federal income or excise taxes. To further comply with such requirements, the Portfolio must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Portfolio paid no federal income tax. If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under Subchapter M of the Code, the Portfolio would be taxed in the same manner as an ordinary corporation, and all distributions from the Portfolio to the shareholders would be taxed as ordinary income.

Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Portfolio.

Distributions of net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. To the extent the Portfolio invests in stock of domestic and certain foreign corporations, it may receive “qualified dividends,” taxable at capital gains rates. The Portfolio will designate the amount of “qualified dividends” to its shareholders in a notice sent within 60 days of the close of its fiscal year. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Portfolio designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Portfolio for its taxable year. In view of the Portfolio’s investment policies, it is expected that dividends from domestic corporations may be part of the Portfolio’s gross income and that, accordingly, part of the distributions by the Portfolio may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Portfolio’s gross income attributable to qualifying dividends is largely dependent on the Portfolio’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if Portfolio shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

Under the Code, the Portfolio will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Portfolio shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Portfolio shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Portfolio with their taxpayer identification numbers and with required certifications regarding their status under the Code. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Portfolio with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Portfolio reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

If more than 50% in value of the total assets of the Portfolio at the end of its fiscal year is invested in stock or securities of foreign corporations, the Portfolio may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Portfolio’s foreign source income (including any foreign income taxes paid by the Portfolio), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Portfolio at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Portfolio) to be included in their income tax returns. If not more than 50% in value of the Portfolio’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Portfolio will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Portfolio. In this case, these taxes will be taken as a deduction by the Portfolio.

The Portfolio may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations it holds.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

Any security or other position entered into or held by the Portfolio that substantially diminishes the Portfolio’s risk of loss from any other position held by the Portfolio may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Portfolio’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Portfolio that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Portfolio at the end of its taxable year generally will be required to be “marked-to-market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Portfolio.  Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss. Some part of the Portfolio’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

The Portfolio will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Portfolio. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Portfolio.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectus have been prepared by the Portfolio’s management, and counsel to the Portfolio has expressed no opinion in respect thereof.

TRUSTEES AND EXECUTIVE OFFICERS

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Portfolio. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their dates of birth and positions with the Trust, terms of office and length of time served, principal occupations for the past five years and other directorships are set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustees	Other Directorships Held

Independent Trustees of the Trust
Dorothy A. Berry* (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc. (investment advisory and financial publishing firm).	1	None.
Wallace L. Cook* (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Financial Consultant, formerly Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	1	None.
Carl A. Froebel* (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services). Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Rowley W.P. Redington* (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	President; Intertech Computer Services Corp. (computer services and consulting).	1	None.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustees	Other Directorships Held
Steven J. Paggioli* (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds, Director, Guardian Mutual Funds.

Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer	Indefinite Term since August 2002. Indefinite Term since September 2004.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	1	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term since August 2002.	Vice President, U.S. Bancorp Fund Services, LLC since 1997; Chief Financial Officer, Quasar Distributors, LLC since 2000.	1	Not Applicable.
Angela L. Pingel (born 1971) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term since December 2005.	Counsel, U.S. Bancorp Fund Services LLC since 2004; formerly, Associate, Krukowski & Costello, S.C., (2002-2004); formerly, Vice President - Investment Operations, Heartland Advisors, Inc. (1994- 2002).	1	Not Applicable.
 * Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
** The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Portfolio. The Portfolio does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Compensation

Set forth below is the rate of compensation received by the Trustees for the fiscal year ended August 31, 2005. Each Independent Trustee will receive an annual retainer of $10,000 and a fee of $5,500 for each regularly scheduled meeting. The Independent Trustees will also receive a fee of $1,500 for any in-person special meeting attended. The Chairman of the Board receives an additional annual retainer of $8,000. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. These amounts are allocated among each of the various series comprising the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Portfolio and Fund Complex[2] Paid to Trustees
Dorothy A. Berry, Trustee	$1,786	None	None	$1,786
Wallace L. Cook, Trustee	$1,442	None	None	$1,442
Carl A. Froebel, Trustee	$1,442	None	None	$1,442
Rowley W.P. Redington, Trustee	$1,442	None	None	$1,442
Steven J. Paggioli[3]	$0	None	None	$0
1 For the fiscal year ending August 31, 2005.
2 There are currently numerous series comprising the Trust. The term “Fund Complex” applies only to the Portfolio. The Portfolio does not hold itself out as related to any other series within the Trust for investment purposes, nor does it shares the same investment advisor with any other series. For the fiscal year ended August 31, 2005, Trustees’ fees and expenses in the amount of $97,500 were allocated to the Trust.
3 Prior to November 30, 2005, Mr. Paggioli was an Interested Trustee of the Trust.

Trust Committees

The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee, and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee did not have a reason to meet during the Portfolio’s prior fiscal year. The Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised exclusively of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust. The Audit Committee met once with respect to the Portfolio during the Portfolio’s last fiscal year. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matter bearing on the audit or the financial statements of each series and to ensure the integrity of the Portfolio’s pricing and financial reporting.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one Trustee and one representative from the Administrator’s staff who is knowledgeable about the Portfolio. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee met three times during the Portfolio’s last fiscal year with respect to the Portfolio.

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Portfolio. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Portfolio or acknowledges the existence of control. As of November 30, 2005, the Trust as a group did not own any of the outstanding shares of the Portfolio.

In addition, as of December 31, 2004, no Independent Trustee of the Trust beneficially owned shares of the Portfolio. As of December 31, 2004, neither the Independent Trustees nor members of their immediately families owned securities beneficially or of record in the Advisor, or the Portfolio’s principal underwriter, or an affiliate thereof. Furthermore, neither the Independent Trustees nor members of their immediate families had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates as of December 31, 2004. In addition, as of December 31, 2004, neither the Independent Trustees nor members of their immediate families had conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the principal underwriter or any affiliate thereof was a party during the two years ended December 31, 2004. As of November 30, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Portfolio:

Principal Holders of the Portfolio
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4122	62.31%	Record

National Financial Services, LLC 200 Liberty Street, Floor 5 New York, NY 10281-5503	7.44%	Record

THE PORTFOLIO’S INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Portfolio by Progressive Investment Management Corporation, 721 N.W. Ninth Avenue, Suite 250, Portland, OR 97209, the Advisor, pursuant to an Investment Advisory Agreement.  The Advisor provides investment advisory services to individual and institutional clients and investment companies. After its initial two year term, the Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of the Trust (or a majority of the outstanding shares of the Portfolio), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party, to the agreement upon sixty days’ written notice, or by vote of the Portfolio shareholders and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act. A discussion regarding the basis for the Board of Trustees’ approval of the Portfolio’s Investment Advisory Agreement with the Advisor is available in the Annual Report to shareholders for the fiscal year ended August 31, 2005.

Carsten Henningsen, Chairman of the Advisor, owns 63% of the Advisor as of November 30, 2005, and is therefore considered a control person of the Advisor.

The Advisor has contractually agreed to limit the Portfolio’s operating expenses, including the advisor’s fee, to an annual level of 1.50% of the Portfolio’s average daily net assets. For the fiscal years ended August 31, 2005, 2004 and 2003 the Portfolio accrued advisory fees and waived fees as follows:

Year	Fees Accrued	Fees Waived
2005	$705,503	$135,899
2004	$373,853	$148,411
2003	$174,489	$117,344

Under the contractual expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year in any subsequent fiscal year over the following three fiscal years. Before the Advisor may receive any such reimbursement, the Trustees must review and approve it and any such reimbursement may not be paid prior to the Portfolio’s payment of current ordinary Portfolio expenses. The Trustees may terminate this expense reimbursement arrangement at any time.

Portfolio Managers.

Mr. Tony S. Tursich, CFA, and Mr. James Madden, CFA (the “Managers”) each serve as a Portfolio Manager for the Fund, and are jointly and primarily responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by the Managers as of September 30, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	127	$142,279,609.20	0	$0

The Managers’ compensation as the Manager of the Portfolio consists of a fixed salary, a bonus, and a fixed retirement plan.

Neither salary nor bonuses are based on the performance of the Portfolio or managed accounts. Salaries are based on the position held, experience and education. Bonuses are determined by the profits of the Advisor for the year. The distributions of the bonuses to all employees are based on a wide range of factors as applied to each employee, including length of employment, position held and employee performance.

The Advisor does not manage other accounts or products using the same or similar investment strategy as the Portfolio’s strategy but does manage other accounts for individual or institutional clients. Such separate accounts are composed of domestic stocks, bonds and shares of the Portfolio. The Advisor does not bill for the portions of managed accounts that are invested in the Portfolio.

The Advisor does not believe that conflicts of interest with the Portfolio will arise from its performance of investment management services for such other accounts since Compensation for the Portfolio Managers is not based on the performance of the Portfolio or other accounts, and the Portfolio utilizes different strategies and criteria than the other accounts. Further, the Advisor does not aggregate trades among the Portfolio and any other accounts, nor does the Advisor participate in any soft dollar arrangements with respect to the Portfolio or any other accounts.

The following indicates the dollar range of beneficial ownership of shares by each Manager of the Portfolio:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,000-$1,000,000, Over $1,000,000)
Tony S. Tursich	$10,001-$50,000
James Madden	$10,001-$50,000

SERVICE PROVIDERS

Administrator & Transfer Agent

U.S. Bancorp Fund Services, LLC (the “Administrator”), 615 East Michigan Street, Milwaukee, WI 53202, provides administrative services to the Portfolio pursuant to an Administration Agreement (the “Administration Agreement”). The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Portfolio; prepare all required filings necessary to maintain the Portfolio’s ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Portfolio related expenses; monitor and oversee the activities of the Portfolio’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Portfolio’s daily expense accruals; and perform such additional services as may be agreed upon by the Portfolio and the Administrator. The Administrator also serves as the Portfolio’s transfer agent (the “Transfer Agent”) under a separate agreement.

For the fiscal years ended August 31, 2005, 2004 and 2003, the Administrator received administration fees of $130,825, $74,744, and $35,108, respectively, from the Portfolio.

Custodian

U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian for the securities and cash of the Portfolio. Under the Custodian Agreement, U.S. Bank, National Association holds the Portfolio’s securities in safekeeping and keeps all necessary records and documents relating to its duties.

Distributor

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), serves as principal underwriter and distributor for the Portfolio. Pursuant to a distribution agreement (the “Distribution Agreement”) between the Portfolio and the Distributor, the Distributor provides certain administration services and promotes and arranges for the sale of Portfolio shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement between the Portfolio and the Distributor continues in effect from year to year if approved at least annually by (i) the Board or the vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and (ii) a majority of the Independent Trustees, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Administrator and the Transfer Agent, custodian and Distributor are affiliated entities under the common control of U.S. Bancorp.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Portfolio, whose services include auditing the Portfolio’s financial statements and the performance of related tax services. Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 is counsel to the Portfolio and provides counsel on legal matters relating to the Portfolio.

RULE 12B-1 DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan in accordance with Rule 12b-1 (the “Plan”) under the 1940 Act. The Plan provides that the Portfolio will pay a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio. The fee is paid to the Advisor as Distribution Coordinator as compensation for distribution related activities, not reimbursement for specific expenses incurred.

The Plan allows excess distribution expenses to be carried forward by the Advisor, as Distribution Coordinator, and resubmitted in a subsequent fiscal year provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward; and (iii) the Board makes a further determination, at the time any distribution expenses which have been carried forward are resubmitted for payment, to the effect that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

During the Portfolio’s fiscal year ended August 31, 2005, the Portfolio incurred total expenditures in the amount of $266,574, of which the Plan paid fees of $176,376 pursuant to the Plan. Of those fees, $272 was for reimbursement of printing and postage expenses, $69,325 was for payment to dealers, $57,895 was for payment to sales personnel, $48,819 was for reimbursement of advertising/sales literature expenses and $65 was for reimbursement of other distribution-related office expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Portfolio and which broker-dealers will be used to execute the Portfolio’s portfolio transactions. Purchases and sales of securities in the OTC market will be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Portfolio also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be made through dealers (including banks) that specialize in the types of securities which the Portfolio will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor to the extent that it may lawfully and appropriately use such research and information in its investment advisory capacity, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Portfolio subject to rules adopted by the NASD.

While it is the Portfolio’s general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Portfolio, weight is also given to the ability of a broker-dealer to furnish brokerage and research services (as defined in section 28(e) under the Exchange Act) to the Portfolio or to the Advisor, even if the specific services are not directly useful to the Portfolio and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Portfolio may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Portfolio.

Investment decisions for the Portfolio are made independently from those of other client accounts or mutual funds (“Other Accounts”) managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Portfolio and one or more of such Other Accounts.  In such event, the position of the Portfolio and such Other Accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, while the Portfolio and such Other Accounts may at times invest in securities of the same issuer, all brokerage transactions for the Portfolio are effected separately using different broker-dealers than transactions for Other Accounts.

The Portfolio does not place securities transactions through brokers for selling shares of the Portfolio. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Portfolio for their customers.

During the fiscal years ended August 31, 2005, 2004 and 2003, the Portfolio paid $26,869, $37,055 and $12,486, respectively, in brokerage commissions with respect to portfolio transactions.

REVENUE SHARING AGREEMENTS

The Advisor, out of its own resources and not out of Portfolio assets (i.e ., without additional cost to the Portfolio or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Portfolio. Such payments and compensation are in addition to the service fees and other fees paid by the Portfolio to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Portfolio, and thus, do not result in increased Portfolio expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolio’s Prospectus. As of June 30, 2005, the Advisor had revenue sharing arrangements with approximately four brokers and other financial intermediaries, of which some of the more significant include arrangements with Charles Schwab, Fidelity Investments, Prudential Investment Management Services, and Mercer HR Outsourcing, LLC.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Portfolio and/or investors in the Portfolio, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Portfolio and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this SAI, the maximum amount of additional compensation that the Advisor is paying to any intermediary from its own assets is 0.40% of average daily net assets.

PORTFOLIO TURNOVER

Although the Portfolio generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Portfolio’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended August 31, 2005, August 31, 2004 and August 31, 2003, the Portfolio had a portfolio turnover rate of 0.78%, 3.82%, and 9.82%, respectively.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Portfolio’s Prospectus regarding the purchase and redemption of Portfolio shares.

How to Buy Shares

You may purchase shares of the Portfolio from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Portfolio’s daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value.

The public offering price of Portfolio shares is the net asset value, which is received by the Portfolio. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Portfolio’s Prospectus. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”) generally, 4 p.m. Eastern time. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE to receive that day’s public offering price. Orders are in proper form only after funds are converted to U.S. funds.

If you are considering redeeming or transferring shares to another person shortly after purchase, you should pay for those shares with a wire to avoid any delay in redemption or transfer. Otherwise, the Portfolio may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Portfolio will not issue certificates for your shares unless you request them.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Portfolio’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts, for employees of the Advisor or under circumstances where certain economies can be achieved in sales of the Portfolio’s shares.

How to Sell Shares

You can sell your Portfolio shares any day the NYSE is open for regular trading, either directly to the Portfolio or through your investment representative. The Portfolio will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.

Payments to shareholders for Portfolio shares redeemed directly from the Portfolio will be made as promptly as possible but no later than seven days after receipt by the Portfolio’s Transfer Agent of the written request with complete information and meeting all the requirements discussed in the Portfolio’s Prospectus, except that the Portfolio may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Portfolio’s shareholders. At various times, the Portfolio may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Portfolio may delay the payment of the redemption until payment for the purchase of such shares has been collected and confirmed to the Portfolio.

Selling Shares Directly to the Portfolio

Send a signed letter of instruction to the Transfer Agent stating the number of shares you want to sell. The price you will receive is the next net asset value calculated after the Transfer Agent receives your request in proper form as discussed in the Portfolio’s Prospectus. In order to receive that day’s net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

If you sell shares having a net asset value of $50,000, a signature guarantee is required.

If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent’s records, a signature guarantee is required. The Portfolio may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

Selling Shares Through your Investment Representative

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

Delivery of Proceeds

The Portfolio generally sends you payment for your shares the business day after your request is received in proper form, assuming the Portfolio has collected payment of the purchase price of your shares. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules, as stated above under “How to Sell Shares.”

Telephone Redemptions

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Portfolio or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in the latest Account Application or other written request for services, including purchasing or redeeming Portfolio shares and depositing and withdrawing monies from the bank account specified in the latest Account Application or as otherwise properly specified to the Portfolio in writing.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Portfolio may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Portfolio nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request, if these reasonable procedures are followed. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The telephone redemption privilege may be modified or terminated without notice.

Redemption Fee

As discussed in the Prospectus, the Portfolio will assess a 2.00% fee on redemptions of shares that are held for less than two months. This fee will not be imposed on Portfolio shares acquired through the reinvestment of dividends or other distributions and may not be applicable to an account of a qualified retirement plan (such as a 401(k) plan) or qualified accounts held by certain intermediaries. In determining whether a redemption fee will be imposed, it will be assumed that the redemption is made on shares that have been held the longest. This is commonly referred to as “first-in, first-out.” This will result in you paying the lowest redemption fee possible or no redemption fee at all.

Redemptions-in-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Portfolio’s assets). The Portfolio reserves the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Portfolio does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Portfolio, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Portfolio were to elect to make an in-kind redemption, the Portfolio expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Portfolio held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Portfolio may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Portfolio does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Portfolio’s securities at the time of redemption or repurchase.

DETERMINATION OF NET ASSET VALUE

As noted in the Prospectus, the net asset value and offering price of shares of the Portfolio will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Portfolio does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading, even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share.

The net asset value per share of the Portfolio is calculated by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the number of shares of the Portfolio outstanding at the time of the valuation. An example of how the Portfolio calculated its net asset value per share as of August 31, 2005 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$88,387,579	=	$25.49
3,467,172

Generally, the Portfolio’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

The Portfolio will invest in foreign securities, and as a result, the calculation of the Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Portfolio’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, based on the value determined on the 61st day. All other assets of the Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Portfolios’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Portfolio, maintains portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Portfolio. The Advisor has also adopted the Disclosure Policies. Information about the Portfolio’s portfolio holdings will not be distributed to any third party except in accordance with these Policies, which would be for legitimate business purposes and would always include a duty of confidentiality and a duty not to trade on such information in the case of non-public disclosures. The Advisor and the Board considered the circumstances under which the Portfolio’s portfolio holdings may be disclosed under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Portfolio’s shareholders and the interests of the Advisor, Distributor or any other affiliated person of the Portfolio. After due consideration, the Advisor and the Board determined that the Portfolio has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Portfolio. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Portfolio’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Portfolio and its service providers by the Trust’s Chief Compliance Officer, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering to approve any amendment to such Disclosure Policies. The Board reserves the right to amend the Policies at any time without prior notice to the Portfolio’s shareholders in its sole discretion.

Disclosure of the Portfolio’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Portfolio shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Portfolio also discloses its calendar quarter-end holdings (“holdings”) on its website at www.portfolio21.com within 10 calendar days of the calendar quarter-end. The holdings for the Portfolio will remain posted on the website at least until the date of the next required regulatory filing with the SEC. The Portfolio may provide separately to any person, including rating and ranking organizations such as Lipper and Morningstar, the Portfolio’s holdings commencing the day after the information is first published on the Portfolio’s website. In addition, the Portfolio may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Portfolio and the interests of Advisor or an affiliated person of the Advisor, the CCO of the Advisor (the “Advisor’s CCO”), in consultation with the Trust’s CCO, shall make a determination in the best interests of the Portfolio, and shall report such determination to the Portfolio’s Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Portfolio to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Portfolio, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Administrator, portfolio accountant, custodian, Transfer Agent, auditors, counsel to the Portfolio or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Portfolio’s website may only be provided to additional third parties, in accordance with the Disclosure Policies, when the Portfolio has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisor, its affiliates or employees or the Portfolio receive any direct or indirect compensation in connection with the disclosure of information about the Portfolio’s portfolio holdings.

There can be no assurance that the Disclosure Policies and these procedures will protect the Portfolio from potential misuse of that information by individuals or entities to which it is disclosed.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Portfolio that delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Portfolio and its shareholders. The Proxy Policies also require the Advisor to present to the Board, at least annually, the proxy voting policies adopted by the Advisor (the “Advisor’s Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Portfolio, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor’s Proxy Policies and other corporate action Policies and Procedures (collectively, the “Procedures”) underscore the Advisor’s concern that all proxies voting decisions be made in the best interests of the Portfolio’s shareholders. In general, the Advisor will vote proxy proposals in accordance with pre-established guidelines outlined in the Procedures, though some proposals will require special consideration on a case-by-case basis. At all times, however, the Advisor will act in a prudent and diligent manner in the Portfolio’s best interests. The Advisor’s policy is attached as Appendix B.

The Trust is required to file Form N-PX, with the Portfolio’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for the Portfolio will be available without charge, upon request, by calling toll-free (877) 351-4115 Ext. 21, and on the SEC’s website at www.sec.gov.

PERFORMANCE INFORMATION
The Portfolio will calculate its performance in accordance with the following formulas:

Average Annual Total Return

Average annual total return quotations used in the Portfolio’s Prospectus are calculated according to the following formula:

P(1+T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

The Portfolio’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payments of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Portfolio expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Portfolio’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payments of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Portfolio expenses by the Advisor.

GENERAL INFORMATION

Investors in the Portfolio will be informed of the Portfolio’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.

The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Portfolio have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Portfolio and to the net assets of the Portfolio upon liquidation or dissolution. The Portfolio, as a separate series of the Trust, votes separately on matters affecting only the Portfolio (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Portfolio’s assets for any shareholder held personally liable for obligations of the Portfolio or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Portfolio. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations.

The Trust, the Advisor and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolio.

FINANCIAL STATEMENTS

The annual report to shareholders for the Portfolio for the fiscal year ended August 31, 2005 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1-Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime - 2 - Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A - 1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A - 2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

APPENDIX B
Proxy Voting Policies

Progressive Investment Management

PROXY VOTING AND CORPORATE ACTION
POLICIES AND PROCEDURES

POLICY

Progressive Investment Management (“Advisor”) acts as discretionary investment advisor for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). Advisor’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Advisor will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies for clients or acting with respect to corporate actions, Advisor’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

PURPOSE

The purpose of these Policies and Procedures is to memorialize Advisor's policies and procedures enabling it to comply with (1) its fiduciary responsibilities to clients in voting clients' proxies and taking other shareholder action and (2) the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

Jim Madden, Senior Portfolio Manager, is ultimately responsible for ensuring that all proxies received by Advisor are voted in a timely manner and in a manner consistent with Advisor’s determination of the client’s best interests. Although many proxy proposals can be voted in accordance with Advisor’s established guidelines (see Section V below, “Guidelines”), Advisor recognizes that some proposals require special consideration which may dictate that Advisor make an exception to the Guidelines.

Jim Madden is also responsible for: (1) ensuring that all corporate action notices or requests which require shareholder action received by Advisor are addressed in a timely manner; and (2) monitoring corporate actions and ensuring that, to the extent practicable, consistent action is taken across all similarly situated client accounts.

Conflicts of Interest

Where a proxy proposal raises a material conflict between Advisor’s interests and a client’s interest, including a mutual fund client, Advisor will resolve such a conflict in the manner described below:

Vote in Accordance with the Guidelines. To the extent that the voting decision with respect to the proposal in question is determined by the Guidelines, Advisor will vote in accordance with the Guidelines.

Obtain Consent of Clients. To the extent that the Guidelines are silent on the subject of the proposal in question, Advisor will disclose the conflict to the affected clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include: (a) sufficient detail regarding the matter to be voted on; and (b) the nature of Advisor’s conflict, so that the clients could make an informed decision regarding the vote. Depending on the timing of the required vote, the disclosure may be provided by a letter, a fax, electronic mail or a phone-call, as long as the client instructions received over the phone are confirmed in any type of writing (i.e., fax, email or letter). Advisor will take good faith efforts to reach the affected clients by any of the above methods (or a combination thereof). If a client cannot be timely reached, does not respond to the disclosure request or denies the request, Advisor will abstain from voting the securities held by that client. If Advisor receives specific voting instructions from some, but not all of the affected clients, Advisor will follow the specific instructions in voting securities of those clients who submitted the specific instructions and will abstain from voting the rest of the securities.

Client Directive to Use an Independent Third Party. A client may, in writing, specifically direct Advisor to forward all proxy matters, in which Advisor has a conflict of interest, to a specified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, Advisor will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, Advisor will abstain from voting the securities held by that client’s account.

Jim Madden will review proxy proposals for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by Advisor will be addressed as described above in this Section III.A

Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where Advisor has determined that it is in the client’s best interest, Advisor will not vote proxies received. The following are certain circumstances where Advisor will limit its role in voting proxies:

Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, Advisor will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client or the designated third party. If any proxy material is received by Advisor, Advisor will promptly forward the material to the client or specified third party.

Terminated Account or Securities Already Sold: Once a client account has been terminated in accordance with the advisory agreement, Advisor will not vote any proxies received after the termination of the account. Advisor also will not vote proxies received for securities which are no longer held by the client account. If any proxy material is received by Advisor after the termination of the account, Advisor will promptly forward the material to the client or specified third party.

Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where Advisor determines that a proxy vote (or other shareholder action) is materially important to the client’s account, Advisor may recall the security for purposes of voting, subject to the terms of the loan documents.

Unjustifiable Cost: In certain circumstances, after doing a cost-benefit analysis, Advisor may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

RECORDKEEPING

In accordance with Rule 204-2 under the Advisers Act, Advisor will maintain the following records for five years (retention during the first two years will be in Advisor's offices): (1) these proxy voting procedures and policies, and all amendments thereto; (2) all proxy statements received regarding client securities (provided, however, that Advisor may rely on proxy statements filed on EDGAR as its records); (3) a record of all votes cast on behalf of clients; (4) records of all client requests for proxy voting information; (5) any documents prepared by Advisor that were material to making a decision how to vote or that memorialized the basis for the decision; and (6) all records relating to requests made to clients regarding conflicts of interest in voting proxies.

Clients may obtain information on how their securities were voted or request a copy of these Policies and Procedures by a written request addressed to Advisor at 721 NW Ninth, Suite 250, Portland, OR 97209, attn: June Miller. Advisor will summarize these Policies and Procedures in Part II of its Form ADV (or other brochure fulfilling the requirements of Rule 204-3).

Advisor also will coordinate with its mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

GUIDELINES

Advisor specializes in socially responsible investing, and Advisor’s clients are concerned with social and environmental issues. As a result, Advisor’s policy is to exercise shareholder rights through proxy voting in line with supporting progressive and socially responsible policies and actions. General principles that guide Advisor’s proxy voting include supporting transparency, supporting policies and actions on sustainable development, and supporting principles of equity and fairness. This includes supporting shareholder proposals that encourage management to pursue socially and environmentally desirable goals.

Each proxy issue will be considered individually. The following guidelines are to be used in voting proposals contained in the proxy statements. For issues not specifically addressed below, they will be voted on a case-by-case basis according the principles described above. In addition, all voting decisions will be consistent with Advisor's fiduciary duty and its criteria for evaluating the benefit of corporate actions to shareholders. The foregoing considerations may cause Advisor to vote proxies in a manner other than prescribed in these guidelines under appropriate conditions.

Environmental Resolutions

Bioaccumulative Pollutants - Vote in support of eliminating these substances.

CERES Principles - Vote in favor of proposals to adopt CERES principles.

Chlorine Bleach - Vote in favor of eliminating Chlorine Bleach in paper and pulp.

Genetically Engineered (GE) Foods - Vote in favor of resolutions calling for: (a) the phase-out of GE foods; (b) labeling of GE foods; and (c) reports on the financial and environmental costs, benefits and risks associated with GE foods.

PVC Medical Products - Vote in favor of phasing out or reducing the use of PVC in medical products.

Reporting - Vote in favor of resolutions that call for special reporting of environmental issues, thereby increasing transparency.

Renewable Energy Sources - Vote in favor of resolutions that call for increased use and development of renewable energy resources and energy efficiency.

Smoke Free Environment - Vote in favor of resolutions supporting a smoke-free environment.

Social Resolutions

Board Diversity - Vote in favor of resolutions calling for increased representation of women and minorities.

China Principles - Vote in favor of resolutions calling for the adoption of these principles.

Compensation Disclosure - Vote in favor of resolutions that support disclosure of compensation levels for executives and members of the board of directors, as transparency is imperative for fully informed decision making.

Drug availability in developing countries - Vote in support of attempts to make drug treatment for HIV/AIDS/TB/Malaria available in developing countries.

Equal Opportunity/Diversity - Vote in support of resolutions that promote equality, tolerance, and diversity.

International Labor Organization - Vote in support of proposals for the adoption of ILO principles and implementation of ILO monitoring.

McBride Principles - Vote in favor of resolutions that support the adoption of the McBride Principles.

Pharmaceutical Pricing Restraint - Vote in favor of resolutions asking companies to implement and report on price restraint policies for pharmaceutical products.

Political Contributions - Vote in favor of resolutions calling for the development and reporting of political contribution guidelines and activities.

Reporting - Vote in favor of resolutions that call for special reporting of social issues, thereby increasing transparency.

Weapons Manufacturing - Vote in support of efforts to reduce or end weapons manufacturing.

Corporate Governance Resolutions

Auditors: Vote in support of independent auditors. Oppose auditors who engage in any amount of consulting work (including tax consulting) in addition to auditing. Vote in support of resolutions that separate auditing from consulting and vote in favor of resolutions designed to limit the amount of non-audit services obtained from the auditor.

Board of Directors (BODs): Election - Support diverse boards. Vote for BODs that are comprised of at least one-third women and/or minorities. If less than one-third, vote only for the diverse candidates. If the BOD has no women/minorities, vote to withhold all nominees.

Board of Directors: Voting - Vote against cumulative voting. Support simple majority voting.

Board of Directors: Classified Boards - Oppose proposals for staggered and classified BODs. Support resolutions to abolish staggered terms.

Board of Directors: Democratic Elections - Recognizing that the current election process does not provide truly democratic elections, there is a need for reform in this area. However, current resolutions calling for multiple candidates for each director position do not provide a reasonable process for improving elections (such as how to attract multiple qualified independent candidates, addressing costs involved, and process standardization). As a result, votes will be cast against these proposals until a reasonable process is defined.

Board of Directors: Number of Directors - Oppose efforts to reduce the size of boards, except under extraordinary circumstances.

Board of Directors: Term Limits - Vote against term limits for independent BOD members, as such limits can inhibit maintaining board independence and provide management with undue power.

Board of Directors: Independent Board of Directors - Vote in favor of resolutions for increased independence of BOD.

Board of Directors: Independent Chair - Vote in favor of resolutions that separate Board Chair and CEO positions.

Compensation: Indexed Options - Support resolutions to tie stock compensation to performance of the company relative to peer group performance.

Compensation: Reasonable Compensation of Board of Directors and Management - Oppose executive compensation plans that compensate outside directors in excess of $100,000 per year. Oppose executive compensation plans that compensate chief executive officers in excess of $5,000,000 per year.

Compensation: Stock Options / Stock Incentive Plans - With the goal of encouraging employee ownership of the business upon which their livelihood depends, vote in support of stock options and stock incentive plans where excessive compensation is not a concern. Support resolutions calling for companies to expense options. Support stock ownership at all levels, not just for top executives.

Compensation: Executive Severance Pay (Golden Parachutes) - Vote to restrict or eliminate “golden parachute” severance packages. Vote to support resolutions to require shareholder approval of executive severance packages.

Poison Pills - Vote in favor of resolutions to require shareholder approval of poison pills before they can be implemented.

Voting - Vote in support of voting confidentiality. Vote against supermajority voting, and vote in support of decreasing voting percentages where supermajority voting is in existence.

Restructuring Plans - Vote in favor of requiring shareholder approval for company restructuring plans.

PART C
(PORTFOLIO 21)

OTHER INFORMATION

Item 23. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 27, 2005 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 18, 2003 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	Investment Advisory Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 23, 2003 and is incorporated herein by reference.

(e)	Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on March 27, 2003 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)	Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(ii)	Form of Transfer Agent Servicing Agreement was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iii)	Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iv)	Power of Attorney was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on October 24, 2002 and is incorporated herein by reference.

(v)	Operating Expenses Limitation Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 23, 2003 and is incorporated herein by reference.

(i)	Opinion of Counsel was previously filed with the Registration Statement on Form N-1A (File No.33-12213) on December 20, 2000.

(j)	Consent of Independent Auditors is filed herewith.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Form Rule 12b-1 Plan was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on January 16, 1996 and is incorporated herein by reference.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	Code of Ethics

(i)	Code of Ethics for Registrant - was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 24, 2005 and in incorporated herein by reference.

(ii)	Code of Ethics for Advisor is filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 27, 2005), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002). Reference is also made to Paragraph 6 of the Distribution Agreement. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Advisor.

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), dated April 27, 2005. The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 27. Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Jacob Internet Fund Inc.
AIP Alternative Strategies Funds	The Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Julius Baer Investment Funds
Alpine Equity Trust	The Kensington Funds
Alpine Income Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Series Trust	LKCM Funds
Brandes Investment Trust	Masters’ Select Funds

Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brazos Mutual Funds	MDT Funds
Bridges Investment Fund, Inc.	Monetta Fund, Inc.
Buffalo Funds	Monetta Trust
Buffalo Balanced Fund, Inc.	The MP 63 Fund, Inc.
Buffalo High Yield Fund, Inc.	MUTUALS.com
Buffalo Large Cap Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo USA Global Fund, Inc.	Nicholas Fund, Inc.
Country Mutual Funds Trust	Nicholas High Income Fund, Inc.
Cullen Funds Trust	Nicholas II, Inc.
Everest Funds	Nicholas Limited Edition, Inc.
FFTW Funds, Inc.	Nicholas Money Market Fund, Inc.
First American Funds, Inc.	NorCap Funds
First American Investment Funds, Inc.	Permanent Portfolio Funds
First American Strategy Funds, Inc.	Primecap Odyssey Funds
Fort Pitt Capital Funds	Professionally Managed Portfolios
The Glenmede Fund, Inc.	Prudent Bear Funds, Inc.
The Glenmede Portfolios	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Summit Mutual Funds, Inc.
The Hennessy Funds, Inc.	Thompson Plumb Funds, Inc.
Hennessy Mutual Funds, Inc.	TIFF Investment Program, Inc.
Hotchkis and Wiley Funds	Trust For Professional Managers
Intrepid Capital Management Funds Trust	Wexford Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	Treasurer
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c) Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, OH 45202
Registrant’s Investment Advisor	Progressive Investment Management Corporation 721 N.W. Ninth Avenue, Suite 250 Portland, Oregon 97209

Item 29. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 29th day of December, 2005.

Professionally Managed Portfolios

By: Robert M. Slotky*
   Robert M. Slotky
   President

Pursuant to the requirements of the Securities Act of 1933, this amendment to this Registration Statement has been signed below by the following persons in the capacities and on December 29, 2005.

Signature	Title

Steven J. Paggioli* Steven J. Paggioli	Trustee

Dorothy A. Berry* Dorothy A. Berry	Trustee

Wallace L. Cook* Wallace L. Cook	Trustee

Carl A. Froebel* Carl A. Froebel	Trustee

Rowley W. P. Redington* Rowley W. P. Redington	Trustee

Robert M. Slotky* Robert M. Slotky	President

Eric W. Falkeis Eric W. Falkeis	Treasurer and Principal Financial and Accounting Officer

* By /s/ Eric W. Falkeis
  Eric W. Falkeis
  Attorney-in-Fact pursuant to
  Power of Attorney